Note 8: Borrowings and Lines of Credit	12 Months Ended
Dec. 31, 2011
Notes to Consolidated Financial Statements [Abstract]
Note 8: Borrowings and Lines of Credit

Note 8: Borrowings and Lines of Credit

(Dollars in millions)	2011	2010
Short-term borrowings:
Commercial paper	$455	$-
Other borrowings	175	116
Total short-term borrowings	$630	$116

The weighted-average interest rates applicable to short-term borrowings outstanding at December 31, 2011 and 2010 were 1.5% and 6.3%, respectively. The decline in the weighted-average interest rates for short-term borrowings was due to the commercial paper borrowings outstanding at December 31, 2011, which carry favorable interest rates. At December 31, 2011, approximately $1.3 billion was available under short-term lines of credit with local banks at our various domestic and international subsidiaries. In November 2011, our maximum commercial paper borrowing authority was increased from $3 billion to $4 billion. We generally use our commercial paper borrowings for general corporate purposes, including the funding of potential acquisitions and repurchases of our common stock.

At December 31, 2011, we had revolving credit agreements with various banks permitting aggregate borrowings of up to $4.0 billion pursuant to a $2.0 billion revolving credit agreement and a $2.0 billion multicurrency revolving credit agreement, both of which expire in November 2016. These revolving credit agreements were signed on November 4, 2011 and replaced our previous revolving credit agreements executed in 2010 which had permitted aggregate borrowings of up to $3.0 billion. As of December 31, 2011, there were no borrowings under either of these revolving credit agreements. The undrawn portions of our revolving credit agreements are also available to serve as backup facilities for the issuance of commercial paper.

On November 8, 2011, we entered into a bridge credit agreement with various financial institutions that provides for a $15 billion unsecured bridge loan facility, available to pay a portion of the cash consideration for the Goodrich acquisition, and to finance certain related transactions and pay related fees and expenses. Any funding under the bridge credit agreement would occur substantially concurrently with the consummation of the Goodrich acquisition, subject to customary conditions for acquisition financings of this type. Any loans made pursuant to the bridge credit agreement would mature on the date that is 364 days after the funding date.

Our long-term debt consists of the following:

(Dollars in millions)	2011	2010
6.100% notes due 2012 *	$-	$500
4.875% notes due 2015 *	1,200	1,200
5.375% notes due 2017 *	1,000	1,000
6.125% notes due 2019 *	1,250	1,250
8.875% notes due 2019	272	272
4.500% notes due 2020 *	1,250	1,250
8.750% notes due 2021	250	250
6.700% notes due 2028	400	400
7.500% notes due 2029 *	550	550
5.400% notes due 2035 *	600	600
6.050% notes due 2036 *	600	600
6.125% notes due 2038 *	1,000	1,000
5.700% notes due 2040 *	1,000	1,000
Project financing obligations	127	141
Other (including capitalized leases)	131	160
Total long-term debt	9,630	10,173
Less current portion	(129)	(163)
Long-term portion	$9,501	$10,010

*        We may redeem the above notes, in whole or in part, at our option at any time at a redemption price in U.S. Dollars equal to the greater of 100% of the principal amount of the notes to be redeemed or the sum of the present values of the remaining scheduled payments of principal and interest on the notes to be redeemed, discounted to the redemption date on a semiannual basis at the adjusted treasury rate plus 10-50 basis points. The redemption price will also include interest accrued to the date of redemption on the principal balance of the notes being redeemed.

In December 2011, we redeemed the entire $500 million outstanding principal amount of our 6.100% notes that would otherwise have been due May 15, 2012. In February 2010, we issued two series of fixed rate notes that pay interest semiannually, in arrears, on April 15 and October 15 of each year beginning October 15, 2010. The $1.25 billion principal amount of fixed rate notes bears interest at a rate equal to 4.500% per year and matures on April 15, 2020. The $1.0 billion principal amount of fixed rate notes bears interest at a rate equal to 5.700% per year and matures on April 15, 2040. The proceeds from these notes were used primarily to fund a portion of the acquisition of the GE Security business, and to repay commercial paper borrowings.

The project financing obligations noted above are associated with the sale of rights to unbilled revenues related to the ongoing activity of an entity owned by Carrier. The percentage of total short-term borrowings and long-term debt at variable interest rates was 7% and 2% at December 31, 2011 and 2010, respectively. Interest rates on our commercial paper borrowings are considered variable due to their short-term duration and high-frequency of turnover.

The schedule of principal payments required on long-term debt for the next five years and thereafter is:

(Dollars in millions)
2012	$129
2013	20
2014	26
2015	1,221
2016	10
Thereafter	8,224
Total	$9,630

We have an existing universal shelf registration statement filed with the Securities and Exchange Commission (SEC) for an indeterminate amount of securities for future issuance, subject to our internal limitations on the amount of debt to be issued under this shelf registration statement.